Exhibit 10.1

OMNIBUS AMENDMENT

Dated as of March 21, 2006

This OMNIBUS AMENDMENT (this “Amendment”) dated as of March 21, 2006 is entered into by and among MWL FUNDING, INC., a Delaware corporation (the “Seller”), CAFCO, LLC, a Delaware limited liability company, CHARTA, LLC, a Delaware limited liability company, and CRC FUNDING, LLC, a Delaware limited liability company, as “Conduit Purchasers” and as “Securitization Companies” under the Asset Purchase Agreement (as defined below), CITIBANK, N.A., as a “Committed Purchaser”, CITICORP NORTH AMERICA, INC., a Delaware corporation (“CNAI”), as program agent (the “Program Agent”) for the Conduit Purchasers and the Committed Purchaser and as a “Group Agent” and as “Agent” under the Asset Purchase Agreement (as defined below), and COLONIAL BANK, N.A., a national banking association (“Colonial Bank”), as “Originator”, as “Servicer” and as “Facility Custodian” and as “Purchaser” under the Asset Purchase Agreement (as defined below). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement (as defined below) and, if not defined therein, in the Asset Purchase Agreement (as defined below).

WHEREAS, the Seller, the Conduit Purchasers, the Committed Purchasers, the Program Agent, the Servicer and the Facility Custodian have entered into a Warehouse Loan Purchase Agreement dated as of March 23, 2005 (as amended by that certain Amendment No. 1 dated as of September 29, 2005 and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”);

WHEREAS, Colonial Bank, the Securitization Companies and CNAI are parties to that certain Asset Purchase Agreement dated as of March 23, 2005 (as amended by that certain Amendment No. 1 dated as of September 29, 2005 and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Asset Purchase Agreement” and, together with the Purchase Agreement, the “Agreements”); and

WHEREAS, the parties hereto have agreed to amend the Agreements on the terms and conditions hereafter set forth.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Amendment to Purchase Agreement. Effective upon the “Effective Date” as defined in Section 3 below, the Purchase Agreement is hereby amended as follows:

(a) The definition of “Commitment Termination Date” now appearing in Section 1.01 of the Purchase Agreement is hereby amended to delete the date March 22, 2006 set forth therein and to substitute the date March 21, 2007 therefor.

SECTION 2. Amendment to Asset Purchase Agreement. Effective upon the “Effective Date” as defined in Section 3 below, the Asset Purchase Agreement is hereby amended as follows:

(a) The definition of “Purchase Termination Date” now appearing on the signature page of the Asset Purchase Agreement is hereby amended to delete the date March 22, 2006 set forth therein and to substitute the date March 21, 2007 therefor.

SECTION 3. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date hereof (the “Effective Date”) when, and only when, each of the following conditions precedent shall be satisfied:

(a) CNAI shall have received five (5) counterparts of this Amendment executed by each of the parties hereto;

(b) each of the representations and warranties made by the Seller and Colonial Bank in Section 4 below are true and correct;

(c) no event or circumstance shall have occurred which, in the judgment of the Program Agent, could have a material adverse effect on financial markets generally or on the financial conditions or operations of the Seller or Colonial Bank; and

(d) no Event of Termination or Incipient Event of Termination shall have occurred and be continuing.

SECTION 4. Covenants, Representations and Warranties of the Seller and Colonial Bank.

(a) Upon the effectiveness of this Amendment, the Seller and Colonial Bank each hereby (i) represents and warrants that all of its respective representations and warranties set forth in the Agreements (as amended hereby) and each other Transaction Document to which it is a party are true and correct as if made on the Effective Date, except to the extent that such representations and warranties expressly speak only as of a different date, and (ii) reaffirms all covenants made by it in the Agreements and each of the other Transaction Documents to which it is a party and agrees that all such covenants shall be deemed to have been re-made as of the Effective Date.

(b) Each of the Seller and Colonial Bank hereby represents and warrants, as to itself, that (i) the execution, delivery and performance of this Amendment are within its company power and have been duly authorized by all necessary action on its part to be taken, (ii) this Amendment has been duly executed and delivered by it, and (iii) this Amendment and the Agreements as amended hereby each constitutes the legal, valid and binding obligations of it, and are enforceable against it in accordance with their respective terms.

(c) Each of the Seller and Colonial Bank hereby represents and warrants that, both before and immediately after giving effect to this Amendment, no Event of Termination or Incipient Event of Termination shall exist.

SECTION 5. Reference to and Effect on the Agreements.

(a) Upon the effectiveness of this Amendment, each reference in the Purchase Agreement and in the Asset Purchase Agreement to “this Agreement”, “hereunder”, “hereof”,

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“herein”, or words of like import shall mean and be a reference to the Purchase Agreement and the Asset Purchase Agreement, respectively, as amended hereby, and each reference to the Purchase Agreement and the Asset Purchase Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreements shall mean and be a reference to the Purchase Agreement and the Asset Purchase Agreement, respectively, as amended hereby.

(b) The Agreements and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, as amended hereby, and are hereby ratified and confirmed, as so amended.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any of the Investors, the Program Agent or the Agent under the Agreements or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

SECTION 6. Execution in Counterparts; Headings. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 7. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS OTHER THAN THOSE CONTAINED IN NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401) AND DECISIONS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

SELLER:	MWL FUNDING, INC.

By:
Name:
Title:

ORIGINATOR, SERVICER, FACILITY CUSTODIAN AND “PURCHASER” UNDER THE ASSET PURCHASE AGREEMENT:	COLONIAL BANK, N.A.

By:
Name:
Title:

Signature Page to

Omnibus Amendment

CONDUIT PURCHASERS AND “SECURITIZATION COMPANIES” UNDER THE ASSET PURCHASE AGREEMENT:	CAFCO, LLC

	By:	Citicorp North America, Inc., its Attorney-in-Fact

By:
Name:
Title:

CHARTA, LLC

By:	Citicorp North America, Inc., its Attorney-in-Fact

By:
Name:
Title:

CRC FUNDING, LLC

By:	Citicorp North America, Inc., its Attorney-in-Fact

By:
Name:
Title:

Signature Page to

Omnibus Amendment

COMMITTED PURCHASER:	CITIBANK, N.A.

By:
Name:
Title:

PROGRAM AGENT, GROUP AGENT AND “AGENT” UNDER THE ASSET PURCHASE AGREEMENT:	CITICORP NORTH AMERICA, INC.

By:
Name:
Title:

Signature Page to

Omnibus Amendment